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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: July 15, 1999


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
            ---------------------------------------------------------
                  (Originator of the Trust referred to herein)
           (Exact name of the registrant as specified in its charter)


                     CHASE MANHATTAN AUTO OWNER TRUST 1996-C
                     ---------------------------------------
                                    (Issuer)


         Delaware                       333-7575                13-2633612
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                       Identification No.)


          802 Delaware Avenue, Wilmington, Delaware           19801
          -----------------------------------------        -----------
           (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (302) 575-5033
                                                           --------------


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Item 5. Other Events:

     On 7/15/99, Chase Manhattan Auto Owner Trust 1996-C (the "Trust") made the distribution to Certificateholders contemplated by the Sale and Servicing Agreement, dated as of December 1, 1996, (the "Sale and Servicing Agreement"), between Chase Manhattan Bank USA, National Association, as Seller and Servicer, and the Trust, as Issuer. A copy of the Certificateholder Report for such Distribution Date delivered pursuant to section 5.8 of the Sale and Servicing Agreement is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).  Exhibits

            Exhibits       Description
            --------       -----------

              20.1 Monthly Certificateholder's statement with respect to the July 15, 1999 distribution.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 30, 1999

                                            By: THE CHASE MANHATTAN BANK,
                                            USA, NATIONAL ASSOCIATION
                                            as Servicer


                                            By: /s/ Patricia Garvey
                                            -----------------------
                                            Name:  Patricia Garvey
                                            Title: Vice President


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                                INDEX TO EXHIBITS


Exhibit No.               Description
-----------               -----------
   20.1                   Certificateholder Report dated 7/15/1999 delivered
                          pursuant to Section 5.8 of the Sale and Servicing
                          Agreement dated as of December 1, 1996.